--------------------------------------------------------------------------------
                                  Kirt W. James
                                    PRESIDENT
                       MIVI Biomedical Technologies, Inc.
                              24843 Del Prado, #318
                              Dana Point, CA 92629
            (Name and Address of Person Authorized to Receive Notices
          and Communications on Behalf of the Person Filing Statement)
--------------------------------------------------------------------------------
                                 WITH A COPY TO:
                             KARL E. RODRIGUEZ, ESQ
                     34700 Pacific Coast Highway, Suite 303
                           Capistrano Beach, CA 92624
                                 (949) 248-9561
                               fax (949) 248-1688
--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              (AMENDMENT NO.     )

Check  the  appropriate  box:

[X]     Preliminary  information  statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[_]     Definitive  information  statement

MIVI  Biomedical  Technologies  Inc.
------------------------------------
(Name  of  Registrant  as  specified  in  Its  Charter)

Payment  of  filing  fee  (check  the  appropriate  box):

[X]     No  fee  required

[_]     Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and 0-11

     (1)     Title  of  each  class  of securities to which transaction applies:
     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)     Proposed  maximum  aggregate  value  of  transaction:
     (5)     Total  fee  paid:

[_]     Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

     (1)     Amount  previously  paid:
     (2)     Form,  schedule  or  registration  statement  no.:
     (3)     Filing  party:
     (4)     date  filed:

                                TABLE OF CONTENTS

I.     LETTER  TO  SHAREHOLDERS                                                3

II.     GENERAL  INFORMATION                                                   4
A.     Date,  Time,  and  Place  Information                                   4
B.     Dissenter's  Rights  of  Appraisal                                      5
C.     Voting  Securities  and  Principal  Holders  thereof                    5
D.     Stock  Ownership  and  Certain  Beneficial  Owners  and  Management     5
E.     Directors  and  Executive  Officers                                     6
F.     Compensation  of  Directors  and  Executive  Officers                   7
G.     Ratification  of  Independent  Public  Accountants                      8
H.     Compensation  Plan                                                      8
I.     Amendments  of  Charter,  Bylaws  or  Other  Documents                  8

III.     EXHIBITS                                                             11
Annex  A.     September  30,  2000  Quarterly  Report  on  Form  10-QSB       12
Annex  B.     July  20,  2000  Report  on  Form  8-K                          23
Annex  C.     Annual  Report  to  Shareholders  -  derived  from  10-SB       27

                        MIVI Biomedical Technologies Inc.
                           24843 Del Prado, Suite 318
                              Dana Point, CA 92629


                                 October _, 2000

Dear  Shareholder:

The enclosed information statement is being furnished to shareholders of record on October 16, 2000, of MIVI Biomedical Technologies, Inc. ("We", "Our"), a Nevada corporation in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:

1. To change and restore our corporate name to its original name, Last Company Clothing, Inc.
2. To re-elect Kirt James and Pete Chandler to serve as our board of directors until our annual meeting for 2001.
3.     To  ratify  the  appointment  of  Chisholm  & Associates as our auditors.


   WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



     Our board of directors has fully reviewed and unanimously approved the actions in connection with the above proposals and has determined that the actions are fair and in the best interests of our shareholders.

     Holders of approximately 89.85% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to stockholders.


                       By Order of the Board of Directors,


                                /s/Kirt W. James
                            Kirt W. James, President

             The date of this Information Statement is [insert date]


                       MIVI BIOMEDICAL TECHNOLOGIES, INC.
                24843 Del Prado, Suite 318, Dana Point, CA 92629

                        INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                          RULE 14C PROMULGATED THERETO

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE NOT REQUESTED TO SEND US A PROXY.

                             II. GENERAL INFORMATION

     This Information Statement is furnished by our Board of Directors in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the actions:

1. To change and restore our corporate name to its original name, Last Company Clothing, Inc.
2. To re-elect Kirt James and Pete Chandler to serve as our board of directors until our annual meeting for 2001.
3.     To  ratify  the  appointment  of  Chisholm  & Associates as our auditors.

A.     DATE,  TIME  AND  PLACE  INFORMATION

     There  WILL  NOT  be  a  meeting of shareholders and none is required under
            ---------
Nevada General Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock.

This information statement is first being mailed on or about October ___, 2000 to the holders of Common Stock as of the Record Date, October 16, 2000. Under Federal law the record date was determined as the date that the first public announcement was made of the Agreement and Plan of Reorganization.

     PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by MIVI Biomedical Technologies, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as
                           ------------------
http://www.freeedgar.com.  You can read and copy any materials that we file with
  ----------------------
the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade

Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by faxing a request to our legal counsel, William Stocker, at 949-248-1688.


B.  DISSENTERS'  RIGHTS

       There are no proposals made that would give rise to dissenter's rights to appraisal or repurchase of shares.


C.  VOTING  SECURITIES

     We presently have only one class of voting stock outstanding, namely its common stock. This Company's Common Voting Stock of par value $0.001 per share, of which 50,000,000 shares are authorized and 4,896,800 shares were issued and outstanding as of the Record Date, October 16, 2000. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice.


D.  STOCK  OWNERSHIP  AND  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     1.     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS.

To the best of our knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by Registrant, to be the beneficial owner or owners of more than five percent of any voting class of Registrant's stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information.

2.     SECURITY  OWNERSHIP  OF  MANAGEMENT.

To the best of Registrant's knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, of Registrant, known to or discoverable by Registrant. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information. Table A following discloses the share ownership actually issued and outstanding.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                                    TABLE A/B
                                  COMMON STOCK
                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE

 Name and Address of Beneficial Owner.   Actual        %
                                       Ownership
----------------------------------------------------------
Kirt W. James (1). . . . . . . . . . .  4,400,000    89.85
24843 Del Prado #318
Dana Point CA 92629   President
----------------------------------------------------------
Pete Chandler. . . . . . . . . . . . .          0     0.00
430 4th Street
Ogden UT 84404  Secretary
----------------------------------------------------------
All Officers and Directors as a Group.  4,400,000    89.85
----------------------------------------------------------
Intrepid International Ltd. (1). . . .  4,400,000    89.85
Apartado 8807
Panama 5 Panama
----------------------------------------------------------
Total Other 5% Owners. . . . . . . . .  4,400,000    89.85
----------------------------------------------------------
TOTAL ALL AFFILIATES . . . . . . . . .  4,400,000    89.85
----------------------------------------------------------
Total Shares Issued and Outstanding. .  4,486,800   100.00
----------------------------------------------------------

(1) Mr. James is an Officer of Intrepid International Ltd., our principal shareholder. Please see Item 7, Relationships and Transactions, for more information and disclosure about Intrepid.

     3.     SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, the following table sets forth the directors, executive officers and beneficial owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Exchange Act that failed to file on a timely basis:

Individual . . . . . .  No. of Late Reports  No. of Transactions
                                             not reported
----------------------------------------------------------------
Kirt James . . . . . .                    1                    0
----------------------------------------------------------------
Pete Chandler. . . . .                    1                    0
----------------------------------------------------------------
Intrepid International                    1                    0
----------------------------------------------------------------


E.  DIRECTORS  AND  EXECUTIVE  OFFICERS

     By majority consent, proposal 2 was approved for the re-election of our existing board of directors; Kirt James, and Pete Chandler, to serve until the next meeting of shareholders. The business experience and biographies of the Directors are as follows:

Kirt W. James, (age 42) President/Director has a lifelong background in marketing and sales. From 1972 to 1987, Mr. James was responsible for sales and business administrative matters for Glade N. James Sales Co., Inc. and from 1987 to 1990 Mr. James built retail markets for American International Medical Supply Co., a publicly traded company. In 1990 he formed and became President of HJS Financial Services, Inc., and was responsible for the day to day business operations of the firm as well as consultation with Clients concerning their business and Product Development. He remains the President and Sole Shareholder of HJS, which is presently substantially inactive. During the past five years Mr. James has been involved in the valuation of private companies for internal purposes, and as a consultant to private companies engaged in the private sale and acquisition of other private businesses. He has also assisted private and public companies in planning for entry into the public market place. Mr. James is not and has never been a broker-dealer. He has acted primarily as consultant, and in some cases has served as an interim officer and director of public companies in their development stage. The following disclosure identifies those public companies with which he has been involved during the past five years:
Earth Industries, Inc., EditWorks, Ltd., Market Formulation & Research, Inc., Mex Trans Seafood Consulting, Inc., BBB-Huntor Associates, Inc., eWorld Travel Corp., Knowledge Networks, Inc., and North American Security & Fire. He is also an Officer and Director of Oasis 4th Movie Project, an operating non-trading company, and DP Charters, Inc. a public company currently quoted on the "Pink Sheets".

     Pete Chandler, (age 30) Secretary-Treasurer/Director was born and raised in Northern Utah, where he received a Bachelor of Science Degree from Weber State University, in finance and business administrations. He also attended DeVry Institute of Technology in Phoenix Arizona, where he studied computer information and accounting systems. He serves as Director of Research & Finance, for Corporate Relations & Management, Inc., from August 1999 and presently. From February 1997 until August 1999, he served as financial markets liaison to Jordan Richards Associates. From October 1994 until October 1996, he was an investment consultant to Everen Securities. From January 1, 1994 to October 1994, he was an agent for New York Life Insurance Company. From August 1993 to December 1993, he was a sales and leasing representative for Freeway Oldsmobile, Cadillac, Mazda. Mr. Chandler is a Board Member of the Foster Care Citizens Board, appointed in 1995, and involved in its community service activities. Mr. Chandler serves on the Board of Directors of the following corporations: Ecklan Corporation, NetAir.com, Inc., and Snohomish Equity Corporation.


F.  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     There is no present program of executive compensation, and no plan or compensation is expected to be adopted or authorized until we launch operations and achieve revenues. Intrepid International, our principal shareholder provides our management services and the services of Mr. James, its officer. Intrepid bills us on a time-fee basis. Its billings are reflected as general and administrative expenses on our financial statements. Mr. James is not compensated directly for his services to us. He is beneficially interested in the general profitability of Intrepid International Ltd. Our affairs have not required a substantial commitment of time by Mr. James to date. Mr. Chandler has not accrued any compensation as of this filing. Mr. Chandler devotes only insubstantial time to our affairs. The Summary Compensation Table on the following page is as of December 31, 1999.

                           SUMMARY COMPENSATION TABLE

            Long Term Compensation
            Annual Compensation      Awards       Payouts
a. . . . .  b                        c            d         e           f         g        h    I
-------------------------------------------------------------------------------------------------
                                                Other                Securities
Name . . .                                     Annual    Restric       Under-
and. . . .                                     Compen-     ted         lying              All Other
Principal.                                    sation ($)  Stock        Options      LTIP   Compen-
Position .                 Salary    Bonus                Awards       SARs (#)    Payouts  sation
             Year           ($)       ($)                   ($)           ($)       ($)
-------------------------------------------------------------------------------------------------
Kirt James   1999            0         0           0         0        0    0        0
President.   1998            0         0           0         0        0    0        0
-------------------------------------------------------------------------------------------------

G.  RATIFICATION  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

     By majority shareholder consent to proposal 3, the ratification of Chisholm & Associates as our auditors has been approved. Chisholm & Associates prepared the audited financial statements for the fiscal years ending December 31, 1999 and 1998. During the past two years there have been no changes in, or disagreements with, accounts on accounting and/or financial disclosure.


H.  COMPENSATION  PLAN

     No plan of compensation is expected to be adopted or authorized until we launch operations and achieve revenues.

I.  AMENDMENTS  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS

     By majority shareholder consent, proposal 1 has been approved such that our Articles of Incorporation will be amended to change our corporate name to the original name of Last Company Clothing, Inc. or a substantially similar name.

1. On July 17, 2000 an 8-K was filed with the Securities Exchange Commission stating the following:

                            ITEM 5. OTHER INFORMATION

(A)  NEGOTIATIONS,  DISCUSSIONS,  PRELIMINARY  ACTIONS.

On July 5, 2000, pursuant to Majority Shareholder Action, the following proposals were adopted which may result in a change of control of this Corporation, if consummated.

     (1)  Increase  the  authorized  number  of  directors  to  a maximum of 15.

     (2) Approve and empower the Board of Directors to effect, a forward split of the issuer's common stock, every one share to become two shares, including the increase of authorized capital from 50,000,000 to 100,000,000 shares.

The record date for entitlement to the forward split is July 20, 2000. The date for distribution of the additional one share for every share owned, as of the
close  of  business  on  July     20,  2000,  shall  be  July  28,  2000.

     (3) Ratify and Approve the acquisition of M-I Vascular Innovations, Inc., in exchange for the issuance of common shares on a one-to-one basis, not to exceed 20,000,000 post-split shares.

     (4) Approve and authorize a change of the corporate name to become MIVI Biomedical Technologies, Inc., or similar name at the discretion of the Board of Directors.

     (5) Elect the following persons as directors to take office upon closing of acquisition of MIVI Biomedical Technologies, Inc., or similar name: (5.1) Dr. Robert Ian Gordon Brown, (5.2) Dr. Jean-Francois Marquis, (5.3) James D. Davidson, (5.4) Alan P. Lindsay, (5.5) Zhi-Yong (John) Ma, (5.6) Ronald L.
Handford, (5.7) Kita Tosetti, (5.8) Peter K. Jensen, (5.9) Michael Smorch, and (5.10) Stephen Walters.

     (B) NO TRANSACTION HAS TAKEN PLACE. The acquisition so authorized has not taken place. The foregoing information is intended to disclose the terms of the discussions and negotiations to date. There has been no change of control nor change in Officers or Directors, as of this date. This transaction is not expected to close, if at all, before August 1, 2000, and is contingent upon acceptance for quotation of our common stock on the OTCBB. If our stock is not accepted for such quotation, then the proposed acquisition will not close, and preliminary agreements will be rescinded.

(C) FORM 10-SB REGISTRATION STATEMENT EFFECTIVE. Our Form 10-SB registration statement that was filed pursuant to the Securities Exchange Act of 1934 became effective on July 7, 2000, and is clear of any comments from the SEC staff. Our market maker requested that our stock be considered for quotation on the OTCBB based upon the "piggyback exception" to Rule 15c2-11 that is available for companies with securities trading in another interdealer quotation system. Our market maker has been informed by the NASD that the piggyback exception could not be relied upon based on the information in the previously filed Form 8-K, here amended, that improperly lead the reader to believe that a change of control had taken place. It is our hope that the NASD will reassess its position based upon the corrected information filed herein. In the event that the piggyback exception is not made available to us, then our market maker will be required to file a Form 211 with the NASD on our behalf for our securities to be considered for quotation on the OTCBB.

It is management's belief that it is to the advantage of the shareholders of our company, that our securities be expeditiously approved for trading on the OTCBB in order that our proposed transaction be closed. Our company currently has limited operations and no profitability. When management was approached by representatives of M-I Vascular Innovations concerning a proposed business combination, we determined that this business combination would provide a better opportunity than does our present business plan for our shareholders to realize value from their investment. Should the approval for quotation not be granted by the NASD within a reasonably short period of time, then M-I Vascular has the right to unilaterally cancel this proposed transaction. Should the transaction be cancelled, then we will continue our limited business operations and will remain open to a favorable business combination. M-I Vascular, incorporated on January 20, 1999, is in the business of developing vascular support products that it intends to manufacture and sell to the cardiovascular industry for use in the treatment of cardiovascular disease. They have developed a proprietary design and process to manufacture a cardiovascular medical device that is comparable to what is in use in the industry today, but at a significantly reduced manufacturing cost.

2. On October 16, 2000 a form 10-QSB was filed with the Securities Exchange Commission stating the following:

(ITEM  5.  OTHER  INFORMATION)

 (A)  NO  ACQUISITION.  The  possible  acquisition (previously announced) of M-I
Vascular Innovations, Inc., in exchange for the issuance of common shares on a one-to-one basis, not to exceed 20,000,000 post-split shares, has been cancelled and will not take place.

 (B) NO CHANGE OF MANAGEMENT. The following persons shall not become officers or directors of this corporation: (5.1) Dr. Robert Ian Gordon Brown, (5.2) Dr. Jean-Francois Marquis, (5.3) James D. Davidson, (5.4) Alan P. Lindsay, (5.5) Zhi-Yong (John) Ma, (5.6) Ronald L. Handford, (5.7) Kita Tosetti, (5.8) Peter K. Jensen, (5.9) Michael Smorch, and (5.10) Stephen Walters.

     Kirt  W.  James  and  Pete  Chandler  continue  as  our Officers/Directors.

 (C) FORMER BUSINESS PLAN. Management is reviewing the feasibility or reinstating our original business plan. No decision has been made in this respect. Accordingly, we may now be deemed to be a "blank check company" as defined in Rule 419; namely, a company seeking a business or business combination.

 (D) AFFILIATE SHARES. It is the view of the Staff of the Commission that, both before and after the business combination or transaction with an operating entity or other person, the promoters or affiliates of blank check companies, as well as their transferee are `underwriters' of the securities issued. Accordingly, we are also of the view that the securities involved can only be resold through registration under the Securities Act. Similarly Rule 144 would not be available for resale transactions in this situation. Reference is made to Rule 145. It is accordingly the opinion of our Special Securities Counsel that the (pre-split) 2,200,000, (post-split) 4,400,000, affiliate-owned shares are not entitled to rely on Rule 144 or Sec 4(1) of the Securities Act of 1933, for resale. These shares are unregistered securities which cannot be resold without registration.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


                      By Order of the Board of Directors of
                       MIVI BIOMEDICAL TECHNOLOGIES, INC.


October  __,  2000


/s/Kirt W. James          /s/Pete Chandler
   Kirt  James               Pete  Chandler
   President/director        Secretary/director


--------------------------------------------------------------------------------
                                 EXHIBITS INDEX
                                                                        Page No.
--------------------------------------------------------------------------------
Annex  A.     September  30,  2000  Quarterly  Report on Form 10-QSB          12
Annex  B.     July  20,  2000  Report  on  Form  8-K                          23
Annex  C.     Annual  Report  to  Shareholders  - derived from 10-SB          27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ANNEX A.

               SEPTEMBER 30, 2000 QUARTERLY REPORT ON FORM 10-QSB
--------------------------------------------------------------------------------

                                   FORM 10-QSB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


              [X]  QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                       AND

             [ ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number:  000-60567

                    For the Quarter ended September 30, 2000



                       MIVI Biomedical Technologies, Inc.

          (formerly and to be restored to Last Company Clothing, Inc.)

 Nevada                                                               88-0422308
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

24843  Del  Prado,  Suite  318,  Dana  Point  CA                           92626
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:           (949)248-8933

The Common Stock registered pursuant to Section 12(g)of the Act: Common Stock 4,896,800

Yes [X] No [ ] (Indicate by check mark whether the Registrant (1) has filed all report required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.)

As of September 30, 2000, the number of shares outstanding of the Registrant's Common Stock was 4,896,800.

                         ITEM 1.   FINANCIAL STATEMENTS.

    Attached hereto and incorporated herein by this reference are the following financial statements:
--------------------------------------------------------------------------------
Exhibit                         FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------
00-QF3 Un-Audited Financial Statements for the three months and nine months ended September 30, 2000
--------------------------------------------------------------------------------


       ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.


 (A) PLAN OF OPERATION FOR THE NEXT TWELVE MONTHS. None at this time. Please see Part II, Item 5. Management is reviewing the feasibility or reinstating our original business plan. No decision has been made in this respect. Accordingly, we may now be deemed to be a blank check company as defined in Rule 419; namely, a company seeking a business or business combination. As of the date of filing this report, no plan has been formulated.

      (1) CASH REQUIREMENTS AND OF NEED FOR ADDITIONAL FUNDS, TWELVE MONTHS. None at this time. Our accounts payable are legal and professional fees capable of deferment without prejudice.

      (2)  SUMMARY  OF  PRODUCT  RESEARCH  AND  DEVELOPMENT.  None.

      (3)  EXPECTED  PURCHASE  OR SALE OF PLANT AND SIGNIFICANT EQUIPMENT. None.

      (4)  EXPECTED  SIGNIFICANT  CHANGE  IN  THE  NUMBER  OF  EMPLOYEES.  None.

 (B)  DISCUSSION  AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

     Information  from  the  last  quarter  is  provided  for  reference.

Balance Sheet . . .   9/30/00   6/30/00   12/31/99
--------------------------------------------------
Cash. . . . . . . .  $  2,779  $  2,779  $   8,979
Accounts Receivable         0         0          0
--------------------------------------------------
Total Assets. . . .     2,779     2,779      8,979
Accounts Payable. .    26,622     7,268          0
Other Liabilities .         0         0          0
--------------------------------------------------
Total Liabilities .    26,622     7,268          0
==================================================



     Our  Accounts  payable  consist  primarily  of legal and professional fees.

                                                  Inception     Inception
                                                   March 26,    March 26,
                                                     1999         1999
                                                      to           to
 Operations.                April 1 to June 30      June 30,    Sept 30,
                             2000         1999        2000        2000
-----------------------------------------------------------------------
Revenues:. .  $                 0   $        0   $       0   $   1,000
(Expenses):.              (13,468)     (41,749)   (116,717)   (137,071)
Net (Loss) .              (13,468)     (41,749)   (116,717)   (136,071)
-----------------------------------------------------------------------


Operations .                      July 1 to September 30    January 1 to September 30
                                 2000                1999       2000         1999
--------------------------------------------------------------------------------------
Revenues:. .  $                 1,000   $               0   $  1,000        $   0
(Expenses):.                  (20,354)                 (0)   (33,822)          (0)
Net (Loss) .                  (19,354)                  0    (32,822)           0



     Our expenses consist primarily of legal and professional fees. We enjoyed some incidental non-recurring revenues not considered indicative of future results.


                           PART II: OTHER INFORMATION

                           ITEM 1.  LEGAL PROCEEDINGS

                                      None

                          ITEM 2.  CHANGE IN SECURITIES

                                      None

                    ITEM 3.  DEFAULTS UPON SENIOR SECURITIES

                                      None

           ITEM 4.  SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

 (a)  On  July  5,  shareholders  approved  the  following:

     (1)  increase  the  number  of  directors  to  a  maximum  of  15;

     (2) effect an increase in the authorized capital of the Corporation, from the present 50,000,000 shares, to 100,000,000 shares of common stock, AND effect a forward split of the issuer's common stock, every one share to become two shares on the record date of July 20, 2000;

     (3) effect an acquisition of M-I Vascular Innovations, Inc., a Delaware Corporation, in exchange for the issuance of common shares on a one-to-one basis, not to exceed 20,000,000 post-split shares;

     (4) effect a change of the name of the corporation to become MIVI Biomedical Technologies, Inc., or its substantially similar equivalent; and

     (5) elect the following persons as directors to take office upon closing of acquisition of MIVI Biomedical Technologies, Inc., or similar name: (1) Dr. Robert Ian Gordon Brown; (2) Dr. Jean-Francois Marquis; (3) James D. Davidson;
(4) Alan P. Lindsay; (5) Zhi-Yong (John) Ma; (6) Ronald L. Handford; (7) Kita Tosetti; (8) Peter K. Jensen; (9) Michael Smith; and (10) Stephen Walters.

 (b) On October 12, 2000, the acquisition having failed, majority shareholders approved the following:

     To restore the corporate name to its former name, Last Company Clothing, Inc.


                           ITEM 5.  OTHER INFORMATION

 (A)  NO  ACQUISITION.  The  possible  acquisition (previously announced) of M-I
Vascular Innovations, Inc., in exchange for the issuance of common shares on a one-to-one basis, not to exceed 20,000,000 post-split shares, has been cancelled and will not take place.

 (B) NO CHANGE OF MANAGEMENT. The following persons shall not become officers or directors of this corporation: (5.1) Dr. Robert Ian Gordon Brown, (5.2) Dr. Jean-Francois Marquis, (5.3) James D. Davidson, (5.4) Alan P. Lindsay, (5.5) Zhi-Yong (John) Ma, (5.6) Ronald L. Handford, (5.7) Kita Tosetti, (5.8) Peter K. Jensen, (5.9) Michael Smorch, and (5.10) Stephen Walters.

     Kirt  W.  James  and  Pete  Chandler  continue  as  our Officers/Directors.

 (C) FORMER BUSINESS PLAN. Management is reviewing the feasibility or reinstating our original business plan. No decision has been made in this respect. Accordingly, we may now be deemed to be a blank check company as defined in Rule 419; namely, a company seeking a business or business combination.

 (D) AFFILIATE SHARES. It is the view of the Staff of the Commission that, both before and after the business combination or transaction with an operating entity or other person, the promoters or affiliates of blank check companies, as well as their transferee are `underwriters' of the securities issued. Accordingly, we are also of the view that the securities involved can only be resold through registration under the Securities Act. Similarly Rule 144 would not be available for resale transactions in this situation. Reference is made to Rule 145. It is accordingly the opinion of our Special Securities Counsel that the (pre-split) 2,200,000, (post-split) 4,400,000, affiliate-owned shares are not entitled to rely on Rule 144 or 4(1) of the Securities Act of 1933, for resale. These shares are unregistered securities which cannot be resold without registration.

                    ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

 (a) On or about July 20, 2000, we announced the possible acquisition of M-I Vascular Innovations, Inc., and a forward split of the issuer's common stock, every one share to become two shares, including the increase of authorized capital from 50,000,000 to 100,000,000 shares, and a name change to MIVI Biomedical Technologies, Inc.

 (b) On or about August 15, 2000 (subsequent event to this Quarter) we announced that the acquisition had not taken place and indicated doubt that it would.

 (c)  In  fact,  as  reported  herein,  that  acquisition  will  not take place.

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
                       FINANCIAL STATEMENTS AND DOCUMENTS
--------------------------------------------------------------------------------
Exhibit                       FINANCIAL  STATEMENTS
00-QF3 Un-Audited Financial Statements for the three months and nine months ended September 30, 2000
--------------------------------------------------------------------------------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, this Form 10-Q Report for the Quarter ended September 30, 2000, has been signed below by the following person on behalf of the Registrant and in the capacity and on the date indicated.


               Dated:  October  16,  2000

          MIVI BIOMEDICAL TECHNOLOGIES, INC.

                            by


/S/Kirt W. James                       /s/Pete Chandler
   Kirt  W.  James                        Pete  Chandler
   president/director                     secretary/director

--------------------------------------------------------------------------------
                                 EXHIBIT 00-QF3

                         UN-AUDITED FINANCIAL STATEMENTS
                      FOR THE THREE MONTHS AND NINE MONTHS
                            ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                       MIVI BIOMEDICAL TECHNOLOGIES, INC.
                            BALANCE SHEET (UNAUDITED)
                   For the fiscal year ended December 31, 1999
               And the nine month period ended September 30, 2000

                                                             September 30,    December 31,
                                                                 2,000            1999
                                                              (Unaudited)
------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash . . . . . . . . . . . . . . . . . . . . . . . . .  $        2,779   $       8,979
TOTAL CURRENT ASSETS . . . . . . . . . . . . . . . . .           2,779           8,979
------------------------------------------------------------------------------------------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .  $        2,779   $       8,979
==========================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Accounts payable . . . . . . . . . . . . . . . . . . .  $       26,622   $           0
------------------------------------------------------------------------------------------
TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . .  $       26,622   $           0
STOCKHOLDERS' EQUITY
Common Stock, $.001 par value; authorized 100,000,000
   shares; issued and outstanding, 4,896,800 shares,
   and 4,896,800 shares respectively . . . . . . . . .           4,897           4,897
Additional Paid-In Capital . . . . . . . . . . . . . .         107,331         109,560
Accumulater Equity (Deficit) . . . . . . . . . . . . .        (136,071)       (103,249)
------------------------------------------------------------------------------------------
Total Stockholders' Equity . . . . . . . . . . . . . .         (23,843)         11,208
------------------------------------------------------------------------------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY . . . . . . .  $        2,779   $      11,208
==========================================================================================

   The accompanying notes are an integral part of these financial statements.

                       MIVI BIOMEDICAL TECHNOLOGIES, INC.
                      STATEMENTS OF OPERATIONS (UNAUDITED)
                           September 30, 1999 and 2000

                                                                                                    From
                                                                                                Inception on
                                  From July        From July      From January    From January    March 26,
                                 1, 2000 to.      1, 1999 to      1, 2000 to      1, 1999 to    1999 through
                                September 30,    September 30,    September 30,  September 30, September 30,
                                     2000            1999            2000             1999         2000

Revenues. . . . . . . . .  $        1,000             -0-  $        1,000             -0-  $    1,000
-------------------------------------------------------------------------------------------------------------
Net Loss from Operations.          20,354             -0-          33,822             -0-     137,071

Net Income (Loss) . . . .        ($19,354)            -0-        ($32,822)            -0-   ($136,071)
=============================================================================================================
Loss per Share. . . . . .  $     (0.00395)            -0-  $     (0.00670)            -0-  $ (0.02785)
=============================================================================================================
Weighted Average
    Shares Outstanding. .       4,896,800       4,848,400       4,896,800       4,456,800   4,886,324
=============================================================================================================

   The accompanying notes are an integral part of these financial statements.

                       MIVI BIOMEDICAL TECHNOLOGIES, INC.
             STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)(UNAUDITED)
             For the period from inception of the Development Stage
                  On March 26, 1999, through December 31, 1999
                And for the nine months ended September 30, 2000

                                                          Additional     Accumulated       Total Stock-
                                   Common       Par         Paid-In         Equity        holders' Equity
                                   Stock       Value        Capital        (Deficit)         (Deficit)

Common Stock issued at inception,   4,456,800        4,457        (2,229)         0             2,228
   March 26, 1999

Common Stock sold for cash at
    $0.50 per share . . . . . . .     440,000          440       109,560          0                 0

Net Loss during the period
    ended December 31, 1999 . . .           0            0             0   (103,249)                0
                                   ----------  -----------  -------------  ---------  ----------------
Balances at December 31, 1999 . .   4,896,800        4,897       107,331   (103,249)            8,979

Net Loss during the period
    ended September 30, 2000. . .           0            0             0    (32,822)                0
                                   ----------  -----------  -------------  ---------  ----------------
Balances at September 30, 2000. .   4,896,800        4,897       107,331   (136,071)          (23,843)


   The accompanying notes are an integral part of these financial statements.

                       MIVI BIOMEDICAL TECHNOLOGIES, INC.
                       STATEMENTS OF CASH FLOW (UNAUDITED)
                For the periods ended September 30, 1999 and 2000

                                                                                  From
                                                                             Inception on
                                                                               March 26,
                                                        For the periods      1999 through
                                                       ended September 30,   September 30,
                                                         2000        1999         2000
------------------------------------------------------------------------------------------
Operating Activities
Net Income (Loss). . . . . . . . . . . . . . .       ($32,822)   ($41,749)   ($136,071)
Less items not effecting cash:
    shares issued for services . . . . . . . .              0           0        2,228
    increase in accounts payable . . . . . . .         26,622           0       26,622
---------------------------------------------------------------------------------------
Net Cash from Operations . . . . . . . . . . .         (6,200)    (41,749)    (107,221)
Cash Increase (Decrease) sale of Common Stock.              0     110,000      110,000
---------------------------------------------------------------------------------------
Net increase (decrease) in cash. . . . . . . .         (6,200)     68,251        2,779
Beginning Cash . . . . . . . . . . . . . . . .          8,979         -0-            0
Cash as of Statement Date. . . . . . . . . . .  $       2,779   $  68,251   $    2,779
=======================================================================================

   The accompanying notes are an integral part of these financial statements.

                       MIVI BIOMEDICAL TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                   for the fiscal year ended December 31, 1999
              and for the periods ended September 30, 1999 and 2000


NOTES  TO  FINANCIAL  STATEMENTS

MIVI Biomedical Technologies, Inc ("the Company") has elected to omit substantially all footnotes to the financial statements for the nine months ended September 30, 2000, since there have been no material changes (other than indicated in other footnotes) to the information previously reported by the Company in their Annual Report filed on Form 10-KSB for the Fiscal year ended December 31, 1999.

STOCKHOLDERS'  EQUITY  STATEMENT

In July, 2000, the Shareholders of the Company elected to forward split the Company's common stock on the basis of two new shares for each one existing share. The Statements of Stockholders' Equity have been prepared to present the forward split as if it had been in effect since inception.

UNAUDITED  INFORMATION

The information furnished herein was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are, in the opinion of management, necessary to properly reflect the results of the period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

--------------------------------------------------------------------------------
                                    ANNEX B.

                        JULY 20, 2000 REPORT ON FORM 8-K
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K-A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                         Date of Report:  July 20, 2000

                       Commission File Number:  000-30567


                           Last Company Clothing, Inc.

 Nevada                                                               88-0422308
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

24843  Del  Prado,  Suite  318,  Dana  Point  CA                           92626
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  248-8933


                                  INTRODUCTION

     This Report is filed for sole purpose of correcting the Report on Form 8-K dated July 10, 2000. The gist of the correction is that the change of control erroneously reported under Item 1, and the acquisition of assets under Item 2, and the change of directors in Item 6, all formerly reported, have not occurred, as reported, but are subject to a condition precedent to closing of the proposed acquisition.


     ITEM  1.  CHANGE OF CONTROL OF REGISTRANT. None to date. Please see Item 5.


     ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.  Please  see  Item  5.


     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.


     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.


     ITEM  5.  OTHER  EVENTS.

     (A)  NEGOTIATIONS,  DISCUSSIONS,  PRELIMINARY  ACTIONS.

     On July 5, 2000, pursuant to Majority Shareholder Action, the following proposals were adopted which may result in a change of control of this Corporation, if consummated.

     (1)  Increase  the  authorized  number  of  directors  to  a maximum of 15.

     (2) Approve and empower the Board of Directors to effect, a forward split of the issuer's common stock, every one share to become two shares, including the increase of authorized capital from 50,000,000 to 100,000,000 shares.

          The record date for entitlement to the forward split is July 20, 2000. The date for distribution of the additional one share for every share owned, as of the close of business on July 20, 2000, shall be July 28, 2000.

     (3) Ratify and Approve the acquisition of M-I Vascular Innovations, Inc., in exchange for the issuance of common shares on a one-to-one basis, not to exceed 20,000,000 post-split shares.

     (4) Approve and authorize a change of the corporate name to become MIVI Biomedical Technologies, Inc., or similar name at the discretion of the Board of Directors.

     (5) Elect the following persons as directors to take office upon closing of acquisition of MIVI Biomedical Technologies, Inc., or similar name: (5.1) Dr. Robert Ian Gordon Brown, (5.2) Dr. Jean-Francois Marquis, (5.3) James D. Davidson, (5.4) Alan P. Lindsay, (5.5) Zhi-Yong (John) Ma, (5.6) Ronald L.
Handford, (5.7) Kita Tosetti, (5.8) Peter K. Jensen, (5.9) Michael Smorch, and (5.10) Stephen Walters.

     (B) NO TRANSACTION HAS TAKEN PLACE. The acquisition so authorized has not taken place. The foregoing information is intended to disclose the terms of the discussions and negotiations to date. There has been no change of control nor change in Officers or Directors, as of this date. This transaction is not expected to close, if at all, before August 1, 2000, and is contingent upon acceptance for quotation of our common stock on the OTCBB. If our stock is not accepted for such quotation, then the proposed acquisition will not close, and preliminary agreements will be rescinded.

     (C) FORM 10-SB REGISTRATION STATEMENT EFFECTIVE. Our Form 10-SB registration statement that was filed pursuant to the Securities Exchange Act of 1934 became effective on July 7, 2000, and is clear of any comments from the SEC staff. Our market maker requested that our stock be considered for quotation on the OTCBB based upon the "piggyback exception" to Rule 15c2-11 that is available for companies with securities trading in another interdealer quotation system. Our market maker has been informed by the NASD that the piggyback exception could not be relied upon based on the information in the previously filed Form 8-K, here amended, that improperly lead the reader to believe that a change of control had taken place. It is our hope that the NASD will reassess its position based upon the corrected information filed herein. In the event that the piggyback exception is not made available to us, then our market maker will be required to file a Form 211 with the NASD on our behalf for our securities to be considered for quotation on the OTCBB.

It is management's belief that it is to the advantage of the shareholders of our company, that our securities be expeditiously approved for trading on the OTCBB in order that our proposed transaction be closed. Our company currently has limited operations and no profitability. When management was approached by representatives of M-I Vascular Innovations concerning a proposed business combination, we determined that this business combination would provide a better opportunity than does our present business plan for our shareholders to realize value from their investment. Should the approval for quotation not be granted by the NASD within a reasonably short period of time, then M-I Vascular has the right to unilaterally cancel this proposed transaction. Should the transaction be cancelled, then we will continue our limited business operations and will remain open to a favorable business combination. M-I Vascular, incorporated on January 20, 1999, is in the business of developing vascular support products that it intends to manufacture and sell to the cardiovascular industry for use in the treatment of cardiovascular disease. They have developed a proprietary design and process to manufacture a cardiovascular medical device that is comparable to what is in use in the industry today, but at a significantly reduced manufacturing cost.

   ITEM 6. CHANGES OF REGISTRANT'S DIRECTORS. None to date. Please see Item 5.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

July  20,  2000

                           LAST COMPANY CLOTHING, INC.


                                       by

/s/Kirt  W.  James                          /s/Pete  Chandler
   Kirt  W.  James                             Pete  Chandler
   President  and  Director                    Secretary  and  Director

--------------------------------------------------------------------------------
                                    ANNEX C.

                          ANNUAL REPORT TO SHAREHOLDER
                      Derived from 10-SB, filed May 5, 2000
--------------------------------------------------------------------------------

                          ANNUAL REPORT TO SHAREHOLDERS


                           Last Company Clothing, Inc.
 (currently MIVI Biomedical Technologies, Inc, to be restored to original name)


                              A NEVADA CORPORATION

                             CORPORATE HEADQUARTERS

                           24843 Del Prado, Suite 318,
                              Dana Point CA, 92626


               The following Securities are registered pursuant to
              Section 12(g) of the Securities Exchange Act of 1934:

                       CLASS-A COMMON VOTING EQUITY STOCK

                                    4,896,800

                        ITEM 1.  DESCRIPTION OF BUSINESS.


 (A)  BUSINESS  DEVELOPMENT.

      (1) FORM AND YEAR OF ORGANIZATION.. This Corporation Last Company Clothing (formally "the Registrant", but more commonly "we", "us" and "our") was duly incorporated in Nevada on March 26, 1999. On March 26, we made our initial issuance of 2,228,400 Founders Shares of Common Stock to five founders, one principal affiliate founder, and four non-affiliate founders. Founders shares were issued pursuant to section 4(2) of the Securities Act of 1933 and were issued as Restricted Securities in accordance with Rule 144(a). Our principal affiliate founder was Intrepid International Ltd. Please see Item 5 of this Part for more information about Intrepid and its personnel. Also, on March 26, 1999, we opened a limited offering of 300,000 shares of common stock, pursuant to Regulation D, Rule 504, as then in force, extended to persons with pre-existing relationships with Intrepid and its management, and to persons introduced to us by such persons. The offering closed April 3, 1999. 220,000 shares had been placed at $0.50 per share, for a total of $111,000.00. No commissions or underwriting were involved to discount these proceeds received by us. Accordingly 2,448,400 shares of our common stock are issued and outstanding.

      (2) BANKRUPTCY, RECEIVERSHIP OR SIMILAR PROCEEDING. None from inception to date.

 (B) BUSINESS OF THE REGISTRANT. From inception to date, our business plan has been to engage in the business of importing and wholesaling a line of clothing to serve the retail trade known as the "action sports" or "extreme" sports industry. The primary target market is "generation Y" (ages 11-20) and "generation X" (ages 21-30). We intend to make available a wide variety of fashions and accessories for each of the distinctive tastes. Our market will be the stores that sell the kinds of products we intend to offer. These are stores which offer their customers such products as sports clothing, equipment, accessories, used in such sports as surfing, skateboarding, in-line skating, motor-sports, biking and snow boarding.

     THE MARKET for these products, and the clothing we will offer, is based upon the growing appeal and "counter-culture" market, which thrives on active participation in non-traditional sports. It is our conclusion that many of generations X and Y want to be identified by the distinctive looks of the various sports, each sport with its own unique style of dress: surfers as surfers, skateboarders, snowboarders, each as such. Much of this fashion is identified as "hip-hop" or "punk", with the look of baggy clothing, longer shorts, "cool" logos, "sick" athletic shoes, and such. For this reason a very wide variety of clothing, fashions and accessories will be offered for these distinctive tastes. We are directing principal attention to ownerships of multiple retail locations in Southern California, as our initial launch targets. We expect that once the retail locations have been acquired, we will be able to benefit from common management, purchasing policies, and secondary marketing efforts by the retail vendors. We believe that such a carefully controlled launch will be more likely to succeed, in contrast to an attempt to interest too many different outlets all at initial launch. Once a marketing base is established, we feel that expansion to include more targets will be facilitated and manageable.

     WEBSITE DIRECT SALES. We have drawn the following general information from ActivMedia Research: http://www.activmediaresearch.com and ePaynews.com/statistics, regarding the general characteristics of goods/service type tangible goods, in the direct retail sales industry.

      (1)  The optimal online consumer target market is indeed generations X and
Y. The projected percent of customers who purchase on-line is 30%. Delivery for on-line sales is by traditional shipping. The average on-line transaction size for e-commerce enabled sites for all demographic markets is $244 for business to consumer and $800 for business to business. Margins are 34-40%. The support required is low to moderate. There are some communication and cultural barriers to exporting which need to be considered when international sales are addressed. The primary advantage to on-line sales is convenience and time-saving. Visual and/or audio previewing is important. Product customizing is not indicated as desirable for on-line marketing. Website costs are about $100 to start, with about $300 per month ongoing. Website marketing does not obviate traditional forms of advertising. It is important to advertise products and make the website address known.

      (2) There are certain industry standards, or indicators of success, using website marketing of extreme sports clothing. Existing sales should increase by hundreds or perhaps thousands of new prospects. International inquiries can be reasonably projected to reach 35% of total hits. Telecommunications costs will increase but may be offset substantially with the reduced facsimiles and reduced costs of catalogue distribution, with potentially higher margins.

     (3) The future in direct sales is online. In 1999 over 6 million direct sales online transaction resulted in $200 million in revenue which consisted on 1.1% of the retail market. By 2010, over 29 million transactions will result in over $1.1 trillion in revenue and will consist of 10-24 % of the direct retail market (Source: Peppers & Rogers Group). In 1999 Worldwide online transactions were 145 billion. By the year 2004 Worldwide online transactions will reach 7.29 trillion, (Source: Gartner Group). In 1999 over 34% on online companies operated within a profit. By 2002 over 42% of online companies with at least three years of online operations will operate profitability.

     Accordingly, we plan to pursue wholesale distribution to retail outlets as well as developing direct website sales. Our website catalog will include the same sporting goods and apparel at prominent Southern California retailers, initially. We will seek over time to introduce new and less familiar products as trends develop.

     Fewer than half a billion dollars in revenues were generated on the World Wide Web during 1995. However, that was a growth rate of more than 2100% over 1994. In 1999, Internet transactionss reached $95 billion. In 2002, with the continued growth and consumer familiarity with the Internet, Internet transactions will reach $466 billion. Currently, the major share of such online revenues are divided among fewer than a thousand companies.

     FULFILLMENT. We have not determined yet whether to attempt to handle our own fulfillment of website orders, but it is likely that we will begin by handling these functions ourselves. With increasing success, measured by volume of sales, it will be necessary to out-source these functions with one of several established out-sourcing firms.

     LOAN FINANCING NOT PRACTICAL. There is little likelihood that we will seek loan financing during our present development stage, first because it is unlikely that we could obtain it, and second, that debt service is not as attractive as capital formation in stages over time. It may be necessary for the issuer to obtain this minimal funding by borrowing, possibly with a guaranty from its officers, directors or principal shareholder, for minimal corporate maintenance, as described in Item 2, Management's Discussion and Analysis.

     DEPENDENCE ON MANAGEMENT. This Company is required to rely on Management's skill, experience and judgement, both in regard to extreme selectivity, and in any final decision to pursue any particular business venture, as well as the form of any business combination, should agreement be reached at some point to acquire or combine. Please see Item 2 of this Part, Managements Discussion and Analysis or Plan of Operation, and also Item 7 of this Part, Certain Relationships and Related Transactions.

      (3) STATUS OF ANY PUBLICLY ANNOUNCED NEW PRODUCT OR SERVICE. None to date.

      (4) COMPETITIVE BUSINESS CONDITIONS AND THE SMALL BUSINESS REGISTRANT'S COMPETITIVE POSITION IN THE INDUSTRY. Other established and better capitalized firms are engaged in the business we propose to enter. Competition in this industry is intense and the intensity is expected to increase, both in wholesale and direct website marketing.

      (5) SOURCES OF AND AVAILABILITY OF RAW MATERIALS AND THE NAMES OF PRINCIPAL SUPPLIERS. Numerous sources of sports apparel are available world wide from manufacturers, other wholesalers and distributors.

      (6)  DEPENDENCE  ON  ONE  OR  A  FEW  MAJOR CUSTOMERS. Not Applicable yet.

      (7) PATENTS, TRADEMARKS, LICENSES, FRANCHISES, CONCESSIONS, ROYALTY AGREEMENTS OR LABOR CONTRACTS. None.

      (8) NEED FOR ANY GOVERNMENT APPROVAL OF PRINCIPAL PRODUCTS OR SERVICES AND STATUS. Not Applicable. We do not intend to engage in importation or sales of products which require specific governmental approval or licensing.

      (9) EFFECT OF EXISTING OR PROBABLE GOVERNMENTAL REGULATIONS ON THE BUSINESS. Not Applicable.

      (10) ESTIMATE OF AMOUNT SPENT ON RESEARCH AND DEVELOPMENT IN EACH OF LAST TWO YEARS. None.

      (11)  COSTS  AND  EFFECTS  OF  COMPLIANCE  WITH  ENVIRONMENTAL  LAWS.  Not
Applicable

      (12) NUMBER OF TOTAL EMPLOYEES AND FULL-TIME EMPLOYEES. None at this time, other than our Officers and Directors.

      (13) YEAR 2000 COMPLIANCE, EFFECT ON CUSTOMERS AND SUPPLIERS. None. We have encountered and expect to encounter no difficulties resulting from year 2000 compliance problems.


                        ITEM 2.  DESCRIPTION OF PROPERTY.

     The Registrant has no property and enjoys the non-exclusive use of office and telephone services of its officers and attorneys. The Registrant neither owns or leases any real or personal property. Office services are provided without charge. Such costs are immaterial to the financial statements and, accordingly have not been reflected therein. We do not pay for incidental office services. We may be billed for extraordinary office services, such as copying and printing, and major mailings. Any such extraordinary charges are included in our general and administrative expenses.


                           ITEM 3.  LEGAL PROCEEDINGS.

     There are no legal proceedings pending against our Company, as of the preparation of this Report.


          ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                                      None.

                                     PART II


           ITEM 5.  MARKET FOR COMMON EQUITY AND STOCKHOLDER MATTERS.


(A)  MARKET  INFORMATION.

     Our Common Stock is not quoted Over the Counter on the Bulletin Board ("OTCBB"). Our Common Stock was cleared for quotation Over the Counter in the NQB Pink Sheets on March 3, 2000. As of the date of this report the common stock was trading at $0.38 per share. An application has been filed with the NASD for trading on the OTCBB. We are in the process of satisfying the comments of the NASD staff. To the best of the Registrant's knowledge and belief, there has been no market activity, buying or selling, of the common stock of this Registrant, in brokerage transactions.

 (B)  HOLDERS.  There  are  presently  37  shareholders  of  our  common  stock.

 (C) DIVIDENDS. No dividends have been paid by the Company on its Common Stock or other Stock and no such payment is anticipated in the foreseeable future.

 (D) REVERSE ACQUISITIONS. A reverse acquisition of a target business or company would be expected to involve a change of control of the Registrant, and the designation of new management. The financial statements of this Registrant would become largely unreflective of the true condition of the Registrant after such an acquisition. Shareholder approval would be solicited, pursuant to the laws of the State of Nevada, to approve the acquisition, change of control, and any material corporate changes incidental to the reorganization of this Registrant. In connection with the solicitation of shareholder approval, whether or not proxies are solicited, the Registrant would provide shareholders with the fullest possible disclosure of all information material to shareholder consideration, and such disclosure would include audited financial statements of the target entity, if available. If shareholder approval is sought in advance of audited financial statements of an acquisition target, the authority of management to consummate any transaction would be contingent on a proper audit of the target meeting the criteria of any un-audited information relied upon by shareholders.

     We are not searching for a profitable business opportunity. We are pursuing our business plan. This contingency is disclosed for the possibility that our business might fail. We are not presently a reverse acquisition candidate. Should our business fail, we would not be able effectively, under current laws and regulations to attract capital, and would be required to seek such an acquisition to achieve profitability for our shareholders.

                ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS.


(A) PLAN OF OPERATION: NEXT TWELVE MONTHS. The entry into an established marketing field is never quick or easy. There are two initial problems: establishing sources of products, and identifying markets for them. Since about May, of 1999, we issuer have been engaged in designing our intended web-site. The process has included careful study of competing websites, and a discrete survey of products on the shelf in retail stores. The major domestic suppliers of sports wear have been identified, and the inventory of international sources is currently incomplete and in progress. Since July of 1999, we have been conducting informal surveys of young people, the target market, to determine present and future trends in tastes and new technologies continually being incorporated into action sports products and accessories. We have been studying international trade and tariff agreements, in an effort to determine what issues and expenses we may face in importation from Europe, Asia, and Latin American countries, and in searching for correspondents in these countries and regions.

     We remain essentially a start-up development stage company, with limited capital resources. Our initial funding has been devoted to organization and pre-launch activities. It is manifestly clear that our present funding is not sufficient for the launch of its operations, and that the issuer must interest investors in one or more secondary capital formation programs before it can launch.

     Management is now engaged in evaluating the feasibility of further limited offerings or private placements, whether to develop a program for investors involving royalties or profit participation in actual product sales, with investments tied to specific products, or whether to attempt to register securities for sale, pursuant to Sec 5 of the Securities Act of 1933. It is the conclusion of management that significant additional capital formation is necessary to launch our operations successfully.

      (14) CASH REQUIREMENTS AND OF NEED FOR ADDITIONAL FUNDS, TWELVE MONTHS. This Registrant has no substantial cash requirements for the next twelve months, to remain in its present pre-launch condition. It is the opinion of management that we would require about $100,000 to launch our operations in the next twelve months.

     First, to sustain our corporation in pre-launch mode we have indicated substantial self-sufficiency,, for the reason that we would, in that event, anticipate no activity during that period, other than compliance with our reporting requirements. Our required management, legal and professional service requirements during that period are believed to believed capable of being secured for deferred payment or payment in new investment shares of common stock. There is a significant exception to the previous statement. Our Auditor cannot lawfully or properly be compensated otherwise than by payment for services in cash as billed by such independent auditor. This significant cash requirement is foreseen to be not less than $5,000.00 nor more than $10,000.00 during the next twelve months. This minimal funding by borrowing, possibly with a guarantee from its officers, directors or principal shareholder. There is no assurance possible that even these minimal requirements for cash can be met. The failure to maintain current auditing of the corporate affairs would result in the failure to met our intentions to file periodic reports, voluntarily or otherwise, at the close of its next fiscal year, December 31, 1999. The expenses of its audit, legal and professional requirements, including expenses in connection with this 1934 Act Registration of its common stock, may be advanced by its management and principal shareholder. No significant cash or funds are required for Management to evaluate possible transactions. No such activity is expected for at least the next six months.

     Our auditor has commented: "The Company is a development stage company as defined in Financial Accounting Standards Board Statement No.7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues." As previously noted we are actively engaged in limited pre-launch investigations; however it is clear that we will require substantial capital to launch our operations.

      Second, in the more important and desirable event that operations are to be launched during the next twelve months, as intended, it will be necessary for us to obtain sufficient working capital to insure that our operations could continue for long enough to achieve profitability.

     While we have disclosed the results of such a contingency, do not anticipate any such contingency upon which we would voluntarily cease filing reports with the SEC, even though we might cease to be required to do so under current rules. It is in our compelling interest to be a reporting company and to report our affairs quarterly, annually and currently, as the case may be, generally to provide accessible public information to interested parties, and also specifically to maintain its qualification for the OTCBB, if and when the Registrant's intended application for submission be effective. Capital formation programs cannot be approached responsibly with our maintenance of our reporting status.

 (B)  DISCUSSION  AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

      (1) OPERATIONS AND RESULTS FOR THE PAST TWO FISCAL YEARS. We were incorporated in March of 1999. We have not launched our operations. Our activity during this last year has been confined to the identification of markets and sources of products for resale.

      (2) FUTURE PROSPECTS. We are unable to predict when we may launch our intended operations, or failing to do so, when and if we may elect to participate in a business acquisition opportunity. The reason for this uncertainty arises from its limited resources, and competitive disadvantages with respect to other public or semi-public issuers, and uncertainties about compliance with NASD requirements for trading on the OTCBB. Notwithstanding the foregoing cautionary statements, assuming the continuation of current conditions, we would expect to develop a capital formation strategy and launch operations during the next twelve to eighteen months, if we can effect quotation of our common stock on the OTCBB.

 (C) REVERSE ACQUISITION CANDIDATE. We are not searching for a profitable business opportunity. This contingency is disclosed for the possibility that our business might fail. We are not presently a reverse acquisition candidate. Should our business fail, we would not be able effectively, under current laws and regulations to attract capital, and would be required to seek such an acquisition to achieve profitability for our shareholders.

                         ITEM 7.  FINANCIAL STATEMENTS.

     Please see the Exhibit Index found on page 12 of this Report. The financial statements listed therein, attached hereto and filed herewith are incorporated herein by this reference as though fully set forth herein.


     ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
                              FINANCIAL DISCLOSURE.

     There have been no disagreements of any sort or kind with Auditors or Accountants respecting any matter or item reflected in the financial statements of this Registrant.

                                    PART III


     ITEM  9.  DIRECTORS  AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

The following persons are our Officers and Directors of Registrant, having taken office from the inception of our corporation, to serve until their successors might be elected or appointed. The time of the next meeting of shareholders has not been determined.

Kirt W. James, (age 42) President/Director has a lifelong background in marketing and sales. From 1972 to 1987, Mr. James was responsible for sales and business administrative matters for Glade N. James Sales Co., Inc. and from 1987 to 1990 Mr. James built retail markets for American International Medical Supply Co., a publicly traded company. In 1990 he formed and became President of HJS Financial Services, Inc., and was responsible for the day to day business operations of the firm as well as consultation with Clients concerning their business and Product Development. He remains the President and Sole Shareholder of HJS, which is presently substantially inactive. During the past five years Mr. James has been involved in the valuation of private companies for internal purposes, and as a consultant to private companies engaged in the private sale and acquisition of other private businesses. He has also assisted private and public companies in planning for entry into the public market place. Mr. James is not and has never been a broker-dealer. He has acted primarily as consultant, and in some cases has served as an interim officer and director of public companies in their development stage. The following disclosure identifies those public companies with which he has been involved during the past five years:
Earth Industries, Inc., EditWorks, Ltd., Market Formulation & Research, Inc., Mex Trans Seafood Consulting, Inc., BBB-Huntor Associates, Inc., eWorld Travel Corp., Knowledge Networks, Inc., and North American Security & Fire. He is also an Officer and Director of Oasis 4th Movie Project, an operating non-trading company, and DP Charters, Inc. a public company currently quoted on the "Pink Sheets".

Pete Chandler, (age 30) Secretary-Treasurer/Director was born and raised in Northern Utah, where he received a Bachelor of Science Degree from Weber State University, in finance and business administrations. He also attended DeVry Institute of Technology in Phoenix Arizona, where he studied computer information and accounting systems. He serves as Director of Research & Finance, for Corporate Relations & Management, Inc., from August 1999 and presently. From February 1997 until August 1999, he served as financial markets liaison to Jordan Richards Associates. From October 1994 until October 1996, he was an investment consultant to Everen Securities. From January 1, 1994 to October 1994, he was an agent for New York Life Insurance Company. From August 1993 to December 1993, he was a sales and leasing representative for Freeway Oldsmobile, Cadillac, Mazda. Mr. Chandler is a Board Member of the Foster Care Citizens Board, appointed in 1995, and involved in its community service activities. Mr. Chandler serves on the Board of Directors of the following corporations: Ecklan Corporation, NetAir.com, Inc., and Snohomish Equity Corporation.

                        ITEM 10.  EXECUTIVE COMPENSATION.

There is no present program of executive compensation, and no plan or compensation is expected to be adopted or authorized until we launch operations and achieve revenues. Intrepid International, our principal shareholder provides our management services and the services of Mr. James, its officer. Intrepid bills us on a time-fee basis. Its billings are reflected as general and administrative expenses on our financial statements. Mr. James is not compensated directly for his services to us. He is beneficially interested in the general profitability of Intrepid International Ltd. Our affairs have not required a substantial commitment of time by Mr. James to date. Mr. Chandler has not accrued any compensation as of this filing. Mr. Chandler devotes only insubstantial time to our affairs.

    ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.


(A) SECURITY OWNERSHIP OF MANAGEMENT. To the best of Registrant's knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, of Registrant, known to or discoverable by Registrant. Please refer to explanatory notes if any, for clarification or additional information.

(B) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the best of Registrant's knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by Registrant, to be the beneficial owner or owners of more than five percent of any voting class of Registrant's stock. Please refer to explanatory notes if any, for clarification or additional information.

                                    TABLE A/B
                                  COMMON STOCK
                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE


                                          Actual
 Name and Address of Beneficial Owner.           %
                                        Ownership
----------------------------------------------------------
Kirt W. James (1). . . . . . . . . . .   2,200,000   89.85
24843 Del Prado #318
Dana Point CA 92629   President
----------------------------------------------------------
Pete Chandler. . . . . . . . . . . . .           0    0.00
430 4th Street
Ogden UT 84404  Secretary
----------------------------------------------------------
All Officers and Directors as a Group.   2,200,000   89.85
----------------------------------------------------------
Intrepid International Ltd. (1). . . .   2,200,000   89.85
Apartado 8807
Panama 5 Panama
----------------------------------------------------------
Total Other 5% Owners. . . . . . . . .   2,200,000   89.85
----------------------------------------------------------
TOTAL ALL AFFILIATES . . . . . . . . .   2,200,000   89.85
----------------------------------------------------------
Total Shares Issued and Outstanding. .   2,448,400  100.00
----------------------------------------------------------

(1) Mr. James is an Officer of Intrepid International Ltd., our principal shareholder. Please see Item 7, Relationships and Transactions, for more information and disclosure about Intrepid.

 (C) CHANGES IN CONTROL. There are no arrangements known to Registrant, including any pledge by any persons, of securities of Registrant, which may at a subsequent date result in a change of control of the Registrant.

            ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     We have identified Intrepid International as our principal shareholder. We are billed by Intrepid for services of Intrepid's personnel on a time-fee basis. Disclosure is now provided as to the Intrepid entities, and its officers and owners. Intrepid consists of two entities: Intrepid International, S.A., a Panama Corporation, and Intrepid international, Ltd., a Nevada Corporation, its wholly-owned United States Agency. Intrepid International is engaged internationally in providing assistance to business and corporate interests.

 (D) INTREPID INTERNATIONAL, S.A. The officers and directors of Intrepid International, S. A. (Panama) are comprised of three individuals; Laurencio Ja n O., Teodoro F. Franco L. and Leopoldo Kennion G. All three of these individuals are Panamanian citizens and each serves as an officer and a director of the Company.

     Laurencio Ja n O., an original incorporator who has served as President and Director of the Company since its inception in 1984, resides in Panama City, Republic of Panama. He is, and has been for the past twenty five years, Vice President of Indiasa Corporation ("Indiasa"), a Panamanian corporation, which, through one of its subsidiaries, Robmar International, is involved in the manufacture and distribution of chemical products in Argentina and Brazil and which, through its former subsidiary Indiasa Aviation Corporation, was, for eight years ending in 1981, engaged in aviation consulting, the leasing, purchase and sale of aircraft, and the operation of a cargo airline, primarily in Latin America. Mr. Ja n was a founder of PAISA, Panama's international airline, served as president of the Colon Free Zone (the world's largest free trade zone), and as Director of Panama's Social Security Administration. He has also served as the President of the Panamanian Chamber of Commerce, and as a member of the Board of Presidential Advisors of the Republic of Panama.

     Teodoro F. Franco L., Secretary and a Director of the Company, has, for thirty years, been a specialist in maritime and aviation law. Mr. Franco is a partner in Franco and Franco, one of the most prestigious law firms in Panam with offices around the world. In addition to his law practice he has served as Panamanian Consul to Liverpool, England and for the past five years as Ambassador to Great Britain. The firm practices maritime, aviation and commercial law and currently is the legal firm for: IBERIA (the Spanish national airline), KLM (the Dutch national airline), VIASA (the Venezuelan national airline), Aeroflot (the Russian national airline) and various smaller Latin American national airlines as well as being the registered agents for thousands of ocean going ships around the world flying the Panamanian flag. Mr. Franco brings to the Company a wealth of international legal, commercial and diplomatic experience.

     Leopoldo Kennion G., Treasurer and a Director of the Company, is, and has for twenty years, been a Certified Public Accountant specializing in international accounting and is an associate in the law firm of Franco and Franco. Mr. Kennion practices maritime, aviation and commercial accounting serving the specialized needs of the transnational clients of Franco and Franco by providing an interface between them and their auditors.

     J. Dan Sifford, Jr., is the United States Managing Director for Intrepid International, S.A. (Panama). He is fluent in the Spanish Language. His biographical information is found below.


 (E)  INTREPID  INTERNATIONAL,  LTD.  The  officers  and  directors  of Intrepid
International, Ltd. (Nevada) are comprised of two individuals; Kirt W. James, and J. Dan Sifford, Jr. Both these individuals are U.S. citizens.

     Kirt W. James, is one of our Officers. His biography is found in Item 5 of this Part I.

     J. Dan Sifford, Jr. For the past several years Mr. Sifford has served as United States Managing Director of Intrepid International, S.A. a Panama Corporation, providing consulting services to international private companies in approaching the United States public market place for products, financing and securities. Mr. Sifford is not and has never been a broker-dealer. He has acted primarily as consultant, and in some cases has served as an interim officer and director of public companies in their development stage. The following disclosure identifies those public companies: Air Epicurean, Inc., All American Aircraft, Earth Industries, Ecklan Corporation, EditWorks, Ltd., Market., Market Formulation & Research, Inc., NetAir.com, Inc., NSJ Mortgage Capital Corporation, Inc., North American Security & Fire, Oasis 4th Movie Project, Professional Recovery Systems, Inc., Richmond Services, Inc., Telecommunications Technologies, Ltd., and World Staffing II, Inc. Of these last mentioned companies, he is currently serving in this Registrant, in Ecklan Corporation, in Oasis Entertainment's 4th Movie Project, in Richmond Services, Inc, NetAir.com, Inc. and in Editworks Ltd.

     He grew up in Coral Gables, Florida, where he attended Coral Gables High School and the University of Miami. After leaving the University of Miami, Mr. Sifford formed a wholesale consumer goods distribution company which operated throughout the southeastern United States and all of Latin America. In 1965, as an extension of the operations of the original company, he founded Indiasa Corporation (Indiasa), a Panamanian company which was involved in supply and financing arrangements with many of the Latin American Governments, in particular, their air forces and their national airlines. As customer requirements dictated, separate subsidiaries were established to handle specific activities. During each of the past five years he has served as President of Indiasa, which serves only as a holding company owning: 100% of Indiasa Aviation Corp. (a company which owns aircraft but has no operations); 100% of Overseas Aviation Corporation (a company which owns Air Carrier Certificates but has no operations); 50% of Robmar International, S.A. (a company operates a manufacturing plant in Argentina and Brazil, but in which Mr. Sifford holds no office). In addition to his general aviation experience, Mr. Sifford, an Airline Transport rated pilot, has twenty two years experience in the airline business, and is currently the President of Airline of the Virgin Islands, Ltd. a commuter passenger airline operating in the Caribbean, and has been its president continuously during each of the past five years.


   ITEM 13.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.


 (F)  FINANCIAL  STATEMENTS.  Please  see  Exhibit  Index  following.

 (G)  FORM  8-K  REPORTS.  None.

 (H)  EXHIBITS.  None.

                                  Exhibit Index

     Each Exhibit is filed under an Exhibit Cover-page, and indexed by the Exhibit Number, Description, and sequential page number of this Report.


                              FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                  Exhibit Index
--------------------------------------------------------------------------------
F-1 Audited Financial Statements for the year ended Dec. 31, 1999 and from inception.
F-2   Unaudited Financial Statements for the six months ended June 30, 2000
--------------------------------------------------------------------------------

                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to signed on its behalf by the undersigned, thereunto authorized.


                           LAST COMPANY CLOTHING, INC.

                                       by


/S/Kirt W. James          /s/Pete Chandler
   Kirt  W.  James           Pete  Chandler
    president/director       secretary/director

--------------------------------------------------------------------------------
                                       F-1

                          AUDITED FINANCIAL STATEMENTS
          FOR THE PERIODS ENDING DECEMBER 31, 1999, AND FROM INCEPTION
--------------------------------------------------------------------------------

                           LAST COMPANY CLOTHING, INC.
                          (a Development Stage Company)
                              Financial Statements
                              December  31,  1999

                                 C O N T E N T S

Independent  Auditors  Report

Balance  Sheet

Statement  of  Operations

Statement  of  Stockholders  Equity

Statement  of  Cash  Flows

Notes  to  the  Financial  Statements

                          INDEPENDENT AUDITOR S REPORT

To the Board of Directors and Stockholders of Last Company Clothing, Inc.

We have audited the accompanying balance sheet of Last Company Clothing, Inc. (a Development Stage Company) as of December 31, 1999 and the related statements of operations, stockholders equity and cash flows from inception on March 26, 1999 through December 31, 1999. These financial statements are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Last Company Clothing, Inc. (a Development Stage Company) as of December 31, 1999 and the results of its operations and cash flows from inception on March 26, 1999 through December 31, 1999 in conformity with generally accepted accounting principles.


The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company s operating loss and lack of working capital raise substantial doubt about its ability to continue as a going concern. Management s plans in regard to those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Crouch, Bierwolf & Chisholm
Crouch, Bierwolf & Chisholm
Salt  Lake  City,  Utah
March  16,  2000

                           LAST COMPANY CLOTHING, INC.
                          (a Development Stage Company)
                                  Balance Sheet


                                                            December  31,
                                                                 1999
--------------------------------------------------------------------------------
ASSETS
Current  assets
   Cash                                                              $     8,979

Total  Current  Assets                                                     8,979
--------------------------------------------------------------------------------
     Total  Assets                                                   $     8,979
================================================================================
     LIABILITIES  AND  STOCKHOLDERS  EQUITY
Current  Liabilities
Total  Current  Liabilities                                                    0
================================================================================
Stockholders  Equity
   Common  Stock,  authorized
   50,000,000  shares  of  $.001  par  value,
   issued  and  outstanding  2,448,400                                     2,448
   Additional  Paid  in  Capital                                         109,780
   Deficit  Accumulated  During  the
     Development  Stage                                                (103,249)
Total  Stockholders  Equity                                                8,979
--------------------------------------------------------------------------------
Total  Liabilities  and  Stockholders  Equity                        $     8,979
================================================================================
The accompanying notes are an integral part of these financial statements.

                           LAST COMPANY CLOTHING, INC.
                          (a Development Stage Company)
                             Statement of Operations

                                                    From  inception  on
                                                      March  26,  1999
                                                          through
                                                        December  31,
                                                           1999
--------------------------------------------------------------------------------
Revenues:                                                                $     0

Expenses:
General  and  administrative                                             103,249
   Total  Expenses                                                       103,249
================================================================================
Net  Loss                                                            $ (103,249)
--------------------------------------------------------------------------------
Net  Loss  Per Share                                                 $     (.04)
--------------------------------------------------------------------------------
Weighted  average  shares  outstanding                                 2,399,511

The accompanying notes are an integral part of these financial statements.

                           LAST COMPANY CLOTHING, INC.
                          (a Development Stage Company)
                        Statement of Stockholders  Equity

                                                                       Deficit
                                                                     Accumulated
                                                    Additional       During  the
                              Common  Stock           paid-in        Development
                              Shares       Amount      capital          Stage
--------------------------------------------------------------------------------

Balances at March 26, 1999         0      $     0      $     0           $     0
================================================================================
Stock issued for services at
 $.001 per share           2,228,400        2,228            0                 0

Stock issued for
cash at $.50 per share       220,000          220      109,780                 0

Net loss for the period
ended December 31, 1999            0            0            0         (103,249)
--------------------------------------------------------------------------------
Balance,
December 31, 1999          2,448,400       $2,448     $109,780        $(103,249)
================================================================================
The accompanying notes are an integral part of these financial statements.

                           LAST COMPANY CLOTHING, INC.
                          (a Development Stage Company)
                             Statement of Cash Flows

                                                             From  inception  on
                                                              March  26,  1999
                                                                  through
                                                                December  31,
                                                                     1999
--------------------------------------------------------------------------------
Cash  Flows  form  Operating
 Activities
     Net  loss                                                   $     (103,249)
--------------------------------------------------------------------------------
     Adjustments  to  reconcile
       net  loss  to  net  cash
       provided  by  operations:
      Stock  for  services                                                 2,228

Net  Cash  (Used)  Provided  by
 Operating  Activities                                                 (101,021)
================================================================================
Net  Cash  (Used)  Provided  by
   Investing  Activities                                                       0
================================================================================
Cash  Flows  from  Financing
 Activities:
     Issued  common  stock  for  cash                                    110,000

Net  Cash  (Used)  Provided  by
   Financing  Activities                                                 110,000
================================================================================
Net  increase  (decrease)  in  cash                                        8,979
================================================================================
Cash,  beginning of year                                                       0

Cash,  end  of year                                                      $ 8,979

Supplemental  Cash  Flow  Information:
    Cash  paid  for  interest                                            $     0
    Cash paid for taxes                                                  $     0

Non-cash  financing  activities:
    Shares  issued  for  services                                    $     2,228

The accompanying notes are an integral part of these financial statements.

                           LAST COMPANY CLOTHING, INC.
                          (a Development Stage Company)
                        Notes to the Financial Statements
                                December 31, 1999

NOTE  1  -  Summary  of  Significant  Accounting  Policies

     a.  Organization

    Last Company Clothing, Inc. (the Company) was organized under the laws of the State of Nevada on March 26, 1999. The Company was organized for the purpose of importing and wholesaling a line of clothing in the extreme sports industry (i.e. snowboards, skateboards, apparel).

     b.  Accounting  Method

          The Company recognizes income and expense on the accrual basis of accounting.

     c.  Earnings  (Loss)  Per  Share

     The  computation  of  earnings  per  share  of common stock is based on the
weighted  average  number     of shares outstanding at the date of the financial
statements.

     d.  Cash  and  Cash  Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Provision  for  Income  Taxes

     No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $103,249 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2014. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforward will expire unused.

     Deferred tax assets and the valuation account is as follows at December 31, 1999.

     Deferred  tax  asset:
   NOL  carrryforward                                  $35,000
   Valuation  allowance                                (35,000)
---------------------------------------------------------------
Total                                                  $     0

     fUse  of  Estimates  in  the  Preparation  of  Financial  Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets, liabilities and expenses involve extensive reliance on management s estimates. Actual results could differ from those estimates.

                           LAST COMPANY CLOTHING, INC.
                          (a Development Stage Company)
                        Notes to the Financial Statements
                                December 31, 1999


NOTE  2  -  Going  Concern

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has few assets and no operations and is dependent upon financing to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management s plan to raise capital in order to define their business operations, thus creating necessary operating revenue.

NOTE  3  -  Development  Stage  Company

     The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and defining its business operation in order to generate significant revenues.

NOTE  4  -  Related  Party  Transactions

     The Company loaned a corporation under common ownership $21,500 during the period ended December 31, 1999. The note was non-interest bearing, unsecured, and due within one year. The Company received $21,500 on this receivable during 1999. The balance of the note at December 31, 1999 is $0.

NOTE  5  -  Equity

    During March 1999, the Company issued 2,228,400 shares of common stock for services valued at $2,228.

    During June 1999, the Company issued 220,000 shares of common stock for cash of $110,000.

--------------------------------------------------------------------------------
                                       F-2

                         UNAUDITED FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                           LAST COMPANY CLOTHING, INC.
                            BALANCE SHEET (UNAUDITED)
                   For the fiscal year ended December 31, 1999
                  And the six month period ended June 31, 2000

                                                        June 30,    December 31,
                                                             2000            1999
      ASSETS
CURRENT ASSETS
Cash . . . . . . . . . . . . . . . . . . . . . . . . .  $   2,779   $       8,979
TOTAL CURRENT ASSETS . . . . . . . . . . . . . . . . .      2,779           8,979
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .  $   2,779   $       8,979
      LIABILITIES & STOCKHOLDERS' EQUITY
LIABILITIES
Accounts payable . . . . . . . . . . . . . . . . . . .  $   7,268   $           0
TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . .  $   7,268   $           0
STOCKHOLDERS' EQUITY
Common Stock, $.001 par value; authorized 100,000,000
   shares; issued and outstanding, 2,448,400 shares,
   and 2,448,400 shares respectively . . . . . . . . .      2,448           2,448
Additional Paid-In Capital . . . . . . . . . . . . . .    109,780         109,780
Accumulater Equity (Deficit) . . . . . . . . . . . . .   (116,717)       (103,249)
Total Stockholders' Equity . . . . . . . . . . . . . .     (4,489)          8,979
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY . . . . . . .  $   2,779   $       8,979

   The accompanying notes are an integral part of these financial statements.

                           LAST COMPANY CLOTHING, INC.
             STATEMENTS OF LOSS AND ACCUMULATED DEFICIT (UNAUDITED)
                  And the periods ended June 30, 1999 and 2000

                                                              From
                                                          Inception on
                                                           March 26,
                                      For the periods.   1999 through
                                        ended June 30, .    June 30,
                                       2000         1999      2000
----------------------------------------------------------------------
  Revenues . . . . . . . . .  $           0   $        0   $        0

  Net Loss from Operations .         13,468       41,749     (116,717)

  Net Income (Loss). . . . .       ($13,468)    ($41,749)   ($116,717)

  Loss per Share . . . . . .      ($0.00550)   ($0.01722)   ($0.04777)

  Weighted Average
      Shares Outstanding . .      2,448,400    2,424,200    2,443,162

   The accompanying notes are an integral part of these financial statements.

                           LAST COMPANY CLOTHING, INC.
             STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)(UNAUDITED)
             For the period from inception of the Development Stage
                  On March 26, 1999, through December 31, 1999
                   And for the six months ended June 30, 2000

                                   Additional  Accumulated   Total Stock-
                                   Common      Par           Paid-In        Equity       holders' Equity
                                   Stock       Value         Capital          (Deficit)          (Deficit)
Common Stock issued at inception,   2,228,400  $      2,228  $           0  $        0   $          2,228
   March 26, 1999
Common Stock sold for cash at
    $0.50 per share . . . . . . .     220,000           220        109,780           0                  0
Net Loss during the period
    ended December 31, 1999 . . .           0             0              0    (103,249)                 0
Balances at December 31, 1999 . .   2,448,400         2,448        109,780    (103,249)             8,979
                                   ----------  ------------  -------------  -----------  -----------------
Net Loss during the period
    ended June 30, 2000 . . . . .           0             0              0     (13,468)                 0
Balances at June 30, 2000 . . . .   2,448,400  $      2,448  $     109,780   ($116,717)           ($4,489)
                                   ----------  ------------  -------------  -----------  -----------------

   The accompanying notes are an integral part of these financial statements.

                           LAST COMPANY CLOTHING, INC.
                       STATEMENTS OF CASH FLOW (UNAUDITED)
                  And the periods ended June 30, 1999 and 2000

                                                                                 From
                                                                             Inception on
                                                                               March 26,
                                                          For the periods.  1999 through
                                                           ended June 30,       June 30,
                                                           2000        1999      2000
  Operating Activities
  Net Income (Loss). . . . . . . . . . . . . . .       ($13,468)   ($41,749)   ($116,717)
  Less items not effecting cash:
      shares issued for services . . . . . . . .              0           0        2,228
      increase in accounts payable . . . . . . .          7,268           0        7,268
  Net Cash from Operations . . . . . . . . . . .         (6,200)    (41,749)    (107,221)
  Cash Increase (Decrease) sale of Common Stock.              0     110,000      110,000
  Net increase (decrease) in cash. . . . . . . .         (6,200)     68,251        2,779
  Beginning Cash . . . . . . . . . . . . . . . .          8,979           0            0
  Cash as of Statement Date. . . . . . . . . . .  $       2,779   $  68,251   $    2,779

   The accompanying notes are an integral part of these financial statements.

                           LAST COMPANY CLOTHING, INC.
                          NOTES TO FINANCIAL STATEMENTS
       for December 31, 1999 and the periods ended June 30, 1999 and 2000




1-FORMATION  AND  OPERATIONS  OF  THE  COMPANY

     Last Company Clothing, Inc. (the "Company") was incorporated on March 26, 1999 in the State of Nevada. The Company is engaged in the business of importing and wholesaling a line of clothing to serve the retail trade known as "action sports industry" or extreme sports industry". Customers of those retail stores, in addition to the Company's clothing, will have access to a wide range of clothing, sports equipment and accessories that are used in such sports surfing, skateboarding, in-line skating, moto-sports, biking snow-boarding. The appeal for the products in these stores is to an ever growing "counter-culture" market which thrives on active participation in non-traditional sports. The primary target market is generation Y (ages 10-17) and generation X (ages 18-28) who want to be identified by the distinctive looks of the various sports. The Company intends to make available a wide variety of fashions and accessories for each of these distinctive tastes.The Company is authorized to issue 50,000,000 Common Shares each with a par value of $0.001. The Board of Directors and Shareholders of the Company have authorized the issuance of a minimum of 200,000, and a maximum of 300,000 of its Common Shares in a Regulation D, 504 offering. As of the date of these statements 220,000 shares have been sold pursuant to that offering.

2-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

(a)     BASIS  OF  ACCOUNTING

     Accounting records of the Company and financial statements are maintained and prepared on an accrual basis.

(b)     FISCAL  YEAR

     The Company's proposed fiscal year end for accounting and tax purposes is December 31.

(c)     ORGANIZATION  COSTS

     The Company incurred $2,228 of organization costs in 1999. These costs were paid by shareholders of the Company and were exchanged for 2,228,400 shares of common stock having a par value of $2,228. The organization costs are detailed as follows:

Legal  services  in  connection  with  preparation
and  filing  state  and  federal  documents  for
incorporation  and  for  and  for  its  Regulation
504  stock  offering,                    $     1,243,

Preparation  of  financial  statements,          800,
State  filing  fees,                             185.
                                                 ---
Total                                    $     2,228.

                       Last  Company  Clothing,  Inc.
                      Notes  to  Financial  Statements
               for  December  31,  1999  and  the  periods
                     ended  June  30,  1999  and  2000
                                 continued

2-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

 (d)     CASH  EQUIVALENTS

     For Financial Accounting Standards purposes, the Statement of Cash Flows, Cash Equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less. Whatever cash amounts included on the Company's Statements of Cash Flow, however, will be comprised exclusively of cash.


3-PROPERTY  AND  EXECUTIVE  COMPENSATION

(a)     PROPERTY:

     The  Company's  offices  and  all  of  its records are located at 24843 Del
Prado,  Suite  318,  Dana  Point,  California  92629.

(b)     EXECUTIVE  COMPENSATION:

     Since inception, the Company has paid no cash compensation to its officers or directors. Officers of the Company will be reimbursed for out-of-pocket expenses and may be compensated for the time they devote to the Company. In addition, Officers may receive compensation for services performed on behalf of the Company. The terms of any such compensation will be determined on the basis of the nature and extent of the services which may be required and will be no less favorable to the Company than the charges for similar services made by independent third parties who are similarly qualified. No officer or director is required to make any specific amount or percentage of his business time available to the Company.

5-STOCKHOLDERS'  EQUITY.

The Company is authorized to issue 50,000,000 shares of common stock having a par value of $0.001. In March 1999, 2,228,400 shares of Common Stock, were issued in exchange for organizational costs which were valued by management at a total of $2,228. In March and April 1999, 220,000 shares of Common Stock, were issued in exchange for cash in the amount of $110,000.

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